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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports on Sirrom Capital Corporation and Harris Williams & Co. and Subsidiary (and to all references to our Firm) included in or made a part of this Form 8-K.


                                          ARTHUR ANDERSEN LLP

Nashville, Tennessee
September 13, 1996